UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K,
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 26, 2000

                          Cobratech International, Inc.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                             Dead Man's Point, Inc.
                             ----------------------
                           (Former Name of Registrant)

 Nevada                                                              88-0422028
(State or other jurisdiction                (I.R.S. Employer Identification No.)
 of incorporation)

                                    000-28005
                                    ---------
                            (Commission File Number)

            6511 Jasper Road Sechelt, British Columbia Canada V0N 3A8
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (604) 885-0401
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                 12691 Apple Valley Road, Apple Valley, CA 92308
                 -----------------------------------------------
                                (Former Address)

                                 (760) 240-2401
                                 --------------
           (Registrant's Former Telephone Number, Including Area Code)

Item 1. Changes in Control of Registrant.

On November 14, 2000, John A. Schaffer, President and chief executive officer of Dead Man's Point, Inc., resigned as a member of the Board of Directors and as the Registrant's President and chief executive officer. Prior to his resignation, Mr. Schaffer elected Mr. John Devlin to the Board of Directors and appointed Mr. Devlin as the President and chief executive officer. On this same date, Mr. Devlin accepted his appointment to the Board of Directors and the title of President and chief executive officer.

Concomitant with his resignation, Mr. Schaffer returned 9,000,000 shares of the Registrant's common stock which were previously issued to him to the capital stock of the Registrant. Mr. Devlin and then transferred ownership of his remaining 500,000 common shares to Mr. Devlin.

Also on November 14, 2000, the Registrant's Secretary, Kathy J. Schaffer, and the Registrant's Treasurer, Dorothy J. Cornish, submitted their resignations. These resignations were accepted by the Board of Directors on November 14, 2000.

Finally, on November 14, 2000, the Registrant's Board of Directors authorized a 30 to 1 forward split of the Registrant's common stock. That forward split was effectuated through a dividend of 29 shares for every one share of common stock outstanding. The record date for the stock dividend was November 9, 2000, with a pay date of November 10, 2000. The stock dividend increased the Registrant's number of issued and outstanding shares of common stock to 25,200,030. However, because that number would have exceeded the Registrant's number of authorized shares of common stock, which is 25,000,000, Mr. Devlin agreed to cancel 1,000,000 shares of the common stock that he would have received after the dividend. Therefore, the Registrant's number of issued and outstanding shares of common stock is 24,200,030.

Subsequent to the stock dividend, Mr. Devlin became the record holder of 14,000,000 of the Registrant's 24,200,030 common shares, and as such, directly owns and controls 57.85% of the issued and outstanding common stock of the Registrant.

The Registrant filed an Annual Report on Form 10-KSB for the year ended December 31, 2000 and Quarterly Reports on Form 10-QSB for the three month period ended March 31, 2001, the six month period ended June 30, 2001 and the nine month period ended September 30, 2001, which did not accurately reflect the forward split which occurred in November 2000 and did not accurately reflect 24,200,030 as the total number of issued and outstanding shares of common stock. Therefore, the Registrant intends to file an amended Annual Report on Form 10-KSB for the year ended December 31, 2000, and amended Quarterly Reports on Form 10-QSB for the three month period ended March 31, 2001, the six month period ended June 30, 2001 and the nine month period ended September 30, 2001, in order to accurately reflect the forward split and the total number of issued and outstanding shares of common stock as 24,200,030.

Item 2. Acquisition or Disposition of Assets

None.

Item 3. Bankruptcy or Receivership

None.

Item 4. Changes in Registrant's Certifying Accountant

None.

Item 5. Other Events

On November 14, 2000, the Registrant changed its name from Dead Man's Point, Inc., to Cobratech International, Inc. On November 15, 2000, the Registrant's trading symbol on the Over the Counter Bulletin Board changed to "COBB."

The Registrant filed an Annual Report on Form 10-KSB for the year ended December 31, 2000 and Quarterly Reports on Form 10-QSB for the three month period ended March 31, 2001, the six month period ended June 30, 2001 and the nine month period ended September 30, 2001, which did not accurately reflect the forward split and the total number of issued and outstanding shares of common stock as 24,200,030. Therefore, the Registrant intends to file an amended Annual Report on Form 10-KSB for the year ended December 31, 2000, and amended Quarterly Reports on Form 10-QSB for the three month period ended March 31, 2001, the six month period ended June 30, 2001 and the nine month period ended September 30, 2001, in order to accurately reflect the forward split and the total number of issued and outstanding shares of common stock as 24,200,030.

Item 6. Resignations of Registrant's Directors

On November 14, 2000, John Schaeffer resigned as a member of the Board of Directors and as the Registrant's president and chief executive officer. Also on November 14, 2000, the Registrant's Secretary, Kathy J. Schaffer, and the Registrant's Treasurer, Dorothy J. Cornish, submitted their resignations. These resignations were accepted by the Board of Directors on November 14, 2000.

Item 7. Exhibits

3.1      Certificate of Amendment to Articles of Incorporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CobraTech International, Inc.,
                                           a Nevada corporation



March 11, 2002                    By:      /s/ John Devlin
                                           -------------------------------------
                                           John Devlin, President